UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

ALJ Regional Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37689	13-4082185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 Madison Avenue, PMB #358 New York, NY		10016
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 883-0083

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Entry into First Amended and Restated Employment Agreement with Brian Hartman

On August 2, 2018, the Company announced that it had entered into the First Amended and Restated Employment Agreement (the “A&R Employment Agreement”) with Brian Hartman, its Chief Financial Officer. The A&R Employment Agreement amended and restated the Employment Agreement, dated August 8, 2017, between Mr. Hartman and the Company, which term was set to expire on August 8, 2018. Pursuant to the A&R Employment Agreement, dated August 2, 2018 and effective August 9, 2018, Mr. Hartman will serve as the Company’s Chief Financial Officer until August 8, 2019, subject to further one-year renewals. Additional material terms changed by the A&R Employment Agreement include: (i) an increase in base salary from $300,000 to $350,000 and (ii) Mr. Hartman’s incentive bonus structure, which was amended to include a bonus target of up to 25% of his annual base salary based on his achievement of performance goals set by the Company’s Compensation, Nominating and Corporate Governance Committee with regards to the performance of the Company’s subsidiary Floors-N-More, LLC d/b/a Carpets N’ More. In addition, Mr. Hartman will be granted a one-time option of 150,000 shares of the Company, which will vest in three equal installments on each of the first three anniversaries of the grant date.

The foregoing descriptions of the A&R Employment Agreement are qualified in their entirety by the text of the A&R Employment Agreement, a copy of which is attached as Exhibit 10.1 hereto.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION

10.1	Amended and Restated Employment Agreement, dated August 2, 2018, by and between ALJ Regional Holdings, Inc. and Brian Hartman

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALJ Regional Holdings, Inc.

August 2, 2018	By:	/s/ Brian Hartman
Brian Hartman
Chief Financial Officer (Principal Financial Officer)